SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                            SECURITIES EXCHANGE ACT OF 1934


                          Date of Report - September 11, 1996
                           (Date of earliest event reported)


                                 UNIQUE MOBILITY, INC.
                  (Exact name of registrant as specified in charter)

                                       COLORADO
                     (State or other jurisdiction of Incorporation)


            0-9146                                  84-0579156
   (Commission File Number)            (I.R.S. Employer Identification No.)

         425 Corporate Circle, Golden, Colorado             80401
        (Address of principal executive offices)          (Zip Code)


   Registrant's telephone number,including area code:          (303) 278-2002




                      Item 8.  Change in Fiscal Year

     The Company determined on September 11, 1996 to change its fiscal year end from October 31 to March 31. A report covering the transition period from November 1, 1996 through March 31, 1997 will be filed on Form 10-K.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             Unique Mobility, Inc.
                                 (Registrant)

                       By:   /s/ Donald A. French
                                 Donald A. French
                                 Treasurer and Controller
                                 (Principal Financial and
                                 Accounting Officer)

Date: September 24, 1996